UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)1

(202) 987-8368

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 We are a remote-first company. Accordingly, we do not maintain a headquarters. We are including this address solely for the purpose of satisfying the Securities and Exchange Commission’s requirements. Stockholder communications may also be sent to the email address: ir@btcs.com.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of BTCS Inc. (the “Company”) was held. The following proposals were submitted to a vote by the Company’s stockholders at the Annual Meeting:

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
(1) To elect the following directors:
Charles Allen	7,898,638	0		115,566	5,891,514
Michal Handerhan	7,869,541	0		144,661	5,891,516
Charles Lee	7,899,698	0		114,505	5,891,515
Melanie Pump	7,886,870	0		127,332	5,891,516
Ashley DeSimone	7,698,391	0		315,811	5,891,516

(2) To ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2025.	13,646,086	193,899		65,732	0

(3) To approve, on an advisory basis, the compensation of the Company’s named executive officers.	7,787,844	146,466		74,892	5,896,516

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	7,750,818	216,765		46,619	5,891,516

All of the proposals were described in more detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 28, 2025.

As of the record date, there were 20,181,878 shares of common stock outstanding and a total of 13,905,718 shares of common stock were voted or represented by proxy which represented 68.902% of the voting power entitled to vote at the Annual Meeting. Proposal 1 required a plurality vote and Proposals 2 and 3 required the affirmative vote of the majority of the votes cast by common shareholders.

Each of the five nominees for director was elected to serve until the 2026 Annual Meeting of Shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. The shareholders also approved the ratification of the Company’s independent registered public accounting firm for fiscal year 2025 (Proposal 2) and the advisory vote on executive compensation (Proposal 3). There was no other business brought before the meeting under Proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: May 22, 2025	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer